UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                November 1, 2004


                          Groen Brothers Aviation, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)

                Utah                   0-18958                  87-0489865
         ---------------            --------------           --------------
        (State or other               (Commission             (IRS Employer
         jurisdiction of               File Number)       Identification Number)
         incorporation)


         2640 West California Ave., Suite A, Salt Lake City, UT     84104-4593
         ---------------------------------------------              ----------
                          (Address of principal executive offices)  (Zip Code)

       Registrant's telephone number, including area code: (801) 973-0177

                                 Not applicable
                                ----------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 8.  Other Events

         Effective November 1, 2004, Groen Brothers Aviation, Inc. (the "Company") merged American Autogyro, Inc. ("AAI"), a wholly owned subsidiary, into Groen Brothers Aviation USA, Inc. ("GBA- USA"), a wholly owned subsidiary. GBA-USA will continue the manufacturing, sales and marketing functions of AAI's SparrowHawk gyroplane. GBA-USA will be doing business as (d.b.a.) American Autogyro, for all of its SparrowHawk operations.


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                GROEN BROTHERS AVIATION, INC.


Date: November 4, 2004          By:   /s/ David Groen
                                      ------------------------------------
                                      David Groen
                                      President and Chief Executive Officer



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